NGE - EXECUTION COPY - 3/19/02

THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF JULY 1, 2000 (AS AMENDED FROM TIME TO TIME,

THE "AGREEMENT"), BY AND BETWEEN RICHARDSON ELECTRONICS, LTD.,

A DELAWARE CORPORATION (THE "BORROWER"), AND

AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,

HARRIS TRUST AND SAVINGS BANK,

LASALLE BANK NATIONAL ASSOCIATION, AND

NATIONAL CITY BANK, AS LENDERS (THE "LENDERS"), AND

AMERICAN NATIONAL BANK AND TRUST COMPANY

OF CHICAGO, AS AGENT (THE "AGENT")

This Third Amendment to the Agreement ("Third Amendment") is entered as of February 28, 2002 by and among the Borrower, the Lenders and the Agent.

All capitalized terms stated in this Third Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement as amended by a First Amendment entered as of February 12, 2001 and a Second Amendment entered as of November 29, 2001; and

WHEREAS, the Borrower has asked the Lenders and the Lenders have agreed to amend certain terms of the Agreement as set forth herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

Section 1. Amendments to Agreement.

a. A new definition is added to the Agreement which states the following:

"Medical Glassware Sale" means the Borrower's sale of its medical glassware business to Dunlee, a division of Phillips Electronic.

b. The definition of "Adjusted Cash Flow" in the Agreement is amended by adding the following sentence to the end of such definition:

In computing Adjusted Cash Flow for each of the Borrower's fiscal quarters, a one time charge occurring during the Borrower's fiscal quarter ending February 28, 2002 of $4,551,000 resulting from the Medical Glassware Sale shall not be included in such computations.

c. The definition of "Total Cash Flow" in the Agreement is amended by adding the following sentence to the end of such definition:

In computing Total Cash Flow for each of the Borrower's fiscal quarters, a one time charge occurring during the Borrower's fiscal quarter ending February 28, 2002 of $4,551,000 resulting from the Medical Glassware Sale shall not be included in such computations.

Section 2. Representations and Warranties. The Borrower represents and warrants that:

a. The representations and warranties contained in the Agreement are true and correct in all material respects, except as may be modified by the events or transactions contemplated by this Third Amendment, on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing.

Section 3. Conditions to Effectiveness. This Third Amendment is subject to the satisfaction in full of the following conditions precedent:

a. The Agent shall have received executed originals of this Third Amendment;

b. The Agent shall have received board resolutions from the Borrower authorizing the execution of this Third Amendment and other documents executed in connection herewith;

c. The Agent shall have received payment of the expenses stated in Section 7 hereof; and

d. All legal matters incident to this Third Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.

Section 4. Full Force and Effect. Except as expressly provided herein, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Third Amendment.

Section 5. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

Section 6. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

Section 7. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Third Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

Section 8. Headings. The headings of this Third Amendment are for the purposes of reference only and shall not affect the construction of this Third Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

Borrower:

RICHARDSON ELECTRONICS, LTD.,

a Delaware corporation

By:

Its:

Lenders:

AMERICAN NATIONAL BANK

AND TRUST COMPANY OF CHICAGO

By:

Its:

HARRIS TRUST AND SAVINGS BANK

By:

Its:

LASALLE BANK NATIONAL

ASSOCIATION

By:

Its:

NATIONAL CITY BANK

By:

Its:

Agent:

AMERICAN NATIONAL BANK AND

TRUST COMPANY OF CHICAGO

By:

Its:

NGEDOCS:10075.0520:710594.2

03/12/02 10:16 AM